                                                              Exhibit No. 10.242

                                January 3, 2002


Preferred Equities Corporation
MEGO Financial Corp.
4310 Paradise Road
Las Vegas, Nevada  89109
Attention:  Ms. Carol Sullivan

Dear Ms. Sullivan:

          Reference is made to the provisions of that certain Second Amended and Restated and Consolidated Loan and Security Agreement (the "Original Loan
                                                            -------------
Agreement") dated as of May 15, 1997, between Preferred Equities Corporation, a
---------
Nevada corporation, and FINOVA Capital Corporation, a Delaware corporation, (as amended up to the date hereof, the "Loan Agreement"). Unless otherwise defined
                                    --------------
herein, all capitalized terms used herein shall have the meanings set forth in the Loan Agreement. This letter supercedes in their entirety those Letter Agreements between Lender and Borrower dated each of October 5, 2001, October 19, 2001, November 5, 2001 and November 15, 2001 and November 28, 2001.

          1.1 In the event the aggregate outstanding principal balance of the Receivables Loan exceeds the Borrowing Base, the Loan Agreement requires the Borrower to make an mandatory prepayment so as to reduce the outstanding principal balance of the Receivables Loan to the existing Borrowing Base or in lieu thereof to assign new Eligible Receivables to Lender so as to increase the Borrowing Base to the outstanding principal balance of Receivables Loan, all as more fully provided in Paragraph 7.2 of the Original Agreement. The aggregate
                       -------------
outstanding principal balance of the Receivables Loan presently exceeds the Borrowing Base (such excess hereinafter the "Over Advance Amount") and the
                                             -------------------
Borrower has been unable to make the required mandatory prepayment and has further been unable to pledge additional Eligible Receivables, so as to eliminate the Borrowing Base deficiency. As a result, there presently exists the right of the Lender to declare an Event of Default (the foregoing right of the Lender to declare an Event of Default hereinafter the "LTV Default").
                                                           -----------
Subject to the conditions set forth in this Side Letter and the termination provisions of the following paragraph, during the period from the date of this Letter to and including July 31, 2002 (the "End Date"), Lender will forbear from
                                            --------
exercise any remedies under the Loan Agreement and other Documents (collectively, the "Loan Documents") as a result of the occurrence of the LTV Default, but not as a result of the occurrence of any other existing Events of Default or Incipient Default.

          1.2 The Loan Agreement shall be amended by amending and restating the following capitalized terms notwithstanding any contrary definitions contained within the Loan Agreement:

               1.2.1. "Receivables Borrowing Term" shall mean the period of time during which Lender is committed to make Advances of the Receivables Loan under this Agreement, which commitment shall terminate on February 28, 2002.

               1.2.2. Winnick Building Addition Maturity Date" shall mean February 28, 2002.

          1.3 Subject to full execution of this Letter Agreement, each of the Towers Note and the Biloxi Note shall be amended to provide that all amounts payable thereunder shall be due and payable in full on February 28, 2002.

               1.4.1. At no time shall the Over Advance Amount exceed the following amounts as of the following dates:


          Determination Date         Maximum Over Advance Amount
          ------------------         ---------------------------
          November 30, 2001                  $3,900,000
          December 31, 2001                  $3,500,000
          January 31, 2002                   $3,000,000
          February 28, 2002                  $2,500,000
          March 31, 2002                     $2,000,000
          April 30, 2002                     $1,500,000
          May 31, 2002                       $1,000,000
          June 30, 2002                      $  500,000
          July 31, 2002                             -0-

               1.4.2. In the event the Over Advance Amount exceeds the foregoing amounts, then Borrower shall make a mandatory payment to Lender or, in lieu thereof, assign new Eligible Receivables to Lender, sufficient so that the Over Advance Amount is not in excess of the permitted amount set forth above, within thirty (30) days following the determination of the Over Advance Amount for the particular determination date.

          1.5 In consideration of the agreements of Lender contained herein, Borrower hereby agrees to pay to Lender an extension fee (the "Extension Fee")
                                                               -------------
in the
amount of $250,000 payable in weekly installments of $25,000 each, on the last Business Day of each week commencing on December 28, 2001. Lender will consider, on a case-by-case basis, deferring, in its sole and absolute discretion, Borrower's obligation to pay a particular weekly installment of the Extension Fee provided that within the consecutive four (4) calendar week period ending on the due date of such installment, the Extension Fee has been reduced by $100,000. Notwithstanding any such deferral, the Extension Fee shall be due and payable in full no later than February 28, 2002. The Extension Fee shall not accrue interest until it is due. However if the required installment of the Extension Fee is not paid when due, such delinquent installment shall thereafter accrue interest at the Overdue Rate (as that term is defined in the Receivables
Note) until paid.

          1.6 To the extent that on April 30, 2002 or on the last day of any month thereafter through and including the end of the month immediately prior to the payment in full of the Receivables Loan, there exists an Over Advance Amount in any amount, including an Over Advance Amount that is within the limits permitted under paragraph 1.4.1 hereof, then within forty-five (45) days
                ---------------
thereafter, Borrower shall pay to Lender a fee (the "Over Advance Fee") in the
                                                     ----------------
amount of five percent (5%) of the Over Advance Amount unless the Over Advance Amount has been reduced to zero on or before the due date of the Over Advance Fee. Lender's right to receive the Over Advance Fee is in addition to Lender's right to declare an Event of Default as a result of the existence of such Over Advance Amount. The Over Advance Fee shall not accrue interest until it is due. However if the required installment of the Over Advance Fee is not paid when due, such delinquent installment shall thereafter accrue interest at the Overdue Rate (as that term is defined in the Receivables Note) until paid.

          1.7 Borrower shall cooperate with Lender in obtaining, on or before January 31, 2002 and at Borrower's sole cost and expense, title insurance policies insuring the amendments to those mortgages or deeds of trusts that were recorded in connection with the Fourteenth Amendment.

          1.8 Lender shall have the right to withhold the Extension Fee and the Over Advance Fee from the proceeds of any Advance.

          1.9 Lender's agreement to so forbear shall automatically terminate, without further act or instrument, upon the occurrence of any of the following events:

               (a) Borrower or Guarantor repudiates or asserts a defense to any obligation or liability under the Loan Documents or makes or pursues a claim against Lender;

               (b) Borrower fails to timely perform any of its obligations (other than the LTV Default) set forth in the Loan Documents (after giving effect to the then applicable provisions of this Side Letter), including, without limitation, Borrower's obligations contained in this Side Letter;

               (c) Borrower or Guarantor makes an assignment for the benefit of creditors, or generally admits its inability to pay its obligations as they come due or files a petition in bankruptcy or an involuntary petition in bankruptcy is filed naming Borrower or Guarantor as debtor;

               (d) Lender hereafter becomes aware of (i) any fact or circumstance that Lender believes in good faith is reasonably likely to impair Lender's security (other than those described in this Side Letter) or (ii) any Incipient Defaults or Events of Default under the Loan Documents after giving effect to the then applicable provisions of this Side Letter and other than the LTV Default, whether now or existing or hereafter occurring, which would give rise to a right by Lender to exercise any rights or remedies under the Loan Documents;

               (e) Borrower is generally not paying its debts as they become due; or

               (f) The End Date occurs and the LTV Default has not been fully cured.

          1.10 Upon termination of Lender's agreement to forbear, Lender shall have the right, in its discretion, to exercise all rights and remedies available to Lender under the Loan Documents with respect to any then existing Events of Default, including the LTV Default.

          2. Lender's agreement to forbear, as set forth in this Side Letter, pertains only to the LTV Default that arose on August 31, 2001 and does not constitute a waiver of the obligation of the Borrower to fully comply with any payment or replacement obligations occurring by reason of any subsequently-arising Borrowing Base deficiencies. Furthermore, the making of the agreements in this Side Letter does not constitute a waiver of any Events of Default (including, without limitation, the LTV Default) or Incipient Defaults now in existence.

          3. The Loan Documents shall be deemed amended by the provisions of this Side Letter, as and when applicable, and any conflict or inconsistency between this Side Letter and the Loan Documents shall be resolved in favor of this Side Letter. Except as so amended, all other consistent terms and conditions of the Loan Documents will remain in full force and effect.

          4. Any further discussions by and among Borrower and Lender, if any, and all such discussions in the past, together with any other actions or inactions taken by and among Borrower and Lender, shall not cause a modification of the Loan Documents, establish a custom or waive (unless Lender made such express waiver in writing), limit or condition the rights and remedies of Lender under the Loan Documents, all of which rights and remedies are expressly reserved. All of the provisions of the Loan Documents, including, without limitation, the time of the essence provision, are hereby reiterated and if ever previously waived are hereby reinstated. This Side Letter is not a novation, nor is it to be construed as a release, waiver, extension of forbearance or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in any of the Loan Documents, except as expressly stated herein. Neither the failure nor delay by Lender to exercise its remedies under (i) the Loan Documents (whether before or after the date of this Side Letter) or (ii) any provision of this Side Letter, shall be deemed to amend, modify, supplement, extend, delay, renew, terminate, waive, release or otherwise limit or prejudice Lender's rights and remedies or Borrower's obligations under the Loan Documents (after giving effect to the then applicable provisions of this Side Letter) including, but not limited to, Lender's right to receive full payment of principal and interest as well as late charges, delinquent interest, attorneys' fees and expenses and other charges to the extent provided in the Loan Documents, nor shall such failure or delay affect the relative priority of Lender's security interest in the collateral for the Obligations under the Loan Documents. Borrower understands that nothing referred to above shall operate to prohibit, restrict or to otherwise inhibit Lender from exercising any right or remedy it may have under the Loan Documents or constitute a cure of any Event of Default or Incipient Default and, without limitation, shall not extend any applicable reinstatement or redemption period. In the event that there is an Event of Default or Incipient Default now existing or hereafter arising, other than the LTV Default, Lender shall not be obligated to forbear and may immediately enforce any and all of its rights and remedies.

          5. (i) Borrower hereby reaffirms, as if made as of the date hereof, all of Borrower's representations and warranties contained in the Loan Documents. Borrower furthermore reaffirms the validity, enforceability and legality of the Loan Documents, and all provisions of the Loan Documents, as modified, are hereby confirmed and ratified. Without limiting the generality of the foregoing, Borrower hereby reaffirms the validity and enforceability of the security interests granted to Lender in the collateral pledged to Lender. Borrower confirms that such security interests will continue to secure the timely and faithful performance of all Obligations, including, without limitation, the obligations under this Side Letter.

          (ii) Borrower and Guarantor acknowledge that Lender has performed, and is not in default of, its obligations under the Loan Documents; that there are no offsets, defenses or counterclaims with respect to any of Borrower's, Guarantor's or any other party's obligations under the Loan Documents; and that Lender has not directed Borrower to pay or not pay any of Borrower's payables. Neither Borrower nor Guarantor presently has any existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations. Borrower and Guarantor furthermore agree that they have no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

          (iii) Borrower acknowledges that the indebtedness evidenced by the Loan Documents is just and owing and agrees to pay such indebtedness in accordance with the terms of the Loan Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Loan Documents, with or without notice or lapse of time. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Documents represent valid, enforceable and collectable obligations of Borrower.

          6. Borrower and Guarantor represent and warrant that (i) they have the full power and authority to execute and deliver this Side Letter; (ii) all action necessary and required by Borrower's and Guarantor's articles of organization and all other legal requirements for Borrower and Guarantor to execute and deliver the this Side Letter have been duly and effectively taken;
(iii) this Side Letter does not violate or constitute a default or result in the imposition of a lien under the terms or provisions of any agreement to which Borrower or Guarantor is a party; and (iv) no consent of any governmental agency or any other person not a party to this Side Letter is or will be required as a condition to the execution, delivery or enforceability of this Side Letter.

          7. Guarantor acknowledges and agrees that the obligations of the Borrower under this Side Letter constitute additional obligations of the Borrower, the performance of which are guaranteed under the Guarantee signed by the Guarantor.

          8. This Side Letter will not be binding upon Lender until, in the manner required below, it has been accepted by Borrower and Guarantor, and once so accepted and agreed to, this Side Letter shall be deemed to amend and supplement the Loan Agreement and the other Documents, constitute one of the Documents and the obligations of the Borrower under this Side Letter shall be deemed an Obligation.

          9. Borrower shall pay to or reimburse Lender for all of Lender's out-of-pocket expenses incurred in connection with the preparation of this Side Letter, including without limitation, attorney's fees and costs.

          10. This Side Letter may be executed in counterparts, each of which when taken together shall constitute one and the same instrument, notwithstanding the fact that all parties have not signed the same counterpart. In addition, this Side Letter may be executed by facsimile and such facsimile signatures shall be deemed original signatures for all purposes.

         In the event the foregoing represents an accurate statement of the agreements that have been reached, please sign and return a copy of this Side Letter to the undersigned.


                                             Sincerely yours,

                                             FINOVA CAPITAL CORPORATION,
                                             a Delaware corporation


                                             By /s/ ROGER SCHROEDER
                                                ----------------------------
                                             Name:  Roger Schroeder
                                             Title: VP

Accepted this 3 day of January, 2002.

BORROWER

PREFERRED EQUITIES CORPORATION, a
Nevada corporation


By: /s/ CAROL W. SULLIVAN
    ---------------------
   Name:  Carol W. Sullivan
   Title: Sr. Vice President




Agreed to as to paragraphs 5(ii), 6
and 7, 8 and 10 and acknowledged as
to the balance, this 3rd day of
January, 2002 by the following
Guarantor:

MEGO FINANCIAL CORP., a New
York corporation


By: /s/ JON A. JOSEPH
    -----------------
    Name:  Jon A. Joseph
    Title: Vice President

                                AMENDMENT NO. 4
                              TO PROMISSORY NOTE
                               [BILOXI PROPERTY]

          THIS AMENDMENT NO. 4 TO PROMISSORY NOTE [BILOXI PROPERTY] (this "Amendment") entered into as of this 3 day of January, 2002, between PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), is made with reference to the following:

                                R E C I T A L S

          Maker previously executed and delivered to Lender a Promissory Note [Biloxi Property], dated March 20, 1998, in the original principal amount of $1,173,750.00, as amended by that certain Amendment No. 1 to Promissory Note [Biloxi Property] dated March 31, 2000, as further amended by that certain Amendment No. 2 to Promissory Note [Biloxi Property] dated December 29, 2000 and as further amended by that certain Amendment No. 3 to Promissory Note [Biloxi Property] dated April 6, 2001 (collectively the "Note") to evidence the Biloxi Advance (as defined in the Loan Agreement [hereinafter defined] made pursuant to the terms of that certain Second Amended and Restated Loan and Security Agreement dated May 15,1997, between Maker and Lender (the "Original Loan Agreement").

          On even date herewith, the Maker and Lender have entered into a Letter Agreement (the "Loan Amendment"). The Loan Amendment provides, among other things, for an amendment to the maturity date of the Note and for an adjustment in the interest rate payable under the Note. The Original Loan Agreement, as amended by the Loan Amendment and all other amendments executed prior to the date hereof, and as the same may, in the future, be amended and restated, is called the "Loan Agreement". All capitalized terms used in this Amendment, which are defined in the Loan Agreement, shall have the same meaning and definition when used herein.

          The Maker and Lender desire to amend the Note.

          NOW, THEREFORE, in consideration of these Recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Lender and Maker agree as follows:

               1. All references in the Note to the term "Maturity Date" shall now mean and refer to February 28, 2002. Maker shall have no right to further extend the Maturity Date.

               2. Maker hereby ratifies and confirms the Note, as amended hereby, in all respects; and, as amended hereby, the terms thereof shall remain in full force and effect. This Amendment may be attached to and shall form a part of the Note for all purposes.


                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, this instrument is executed as of the date and year first above written.

                                             PREFERRED EQUITIES CORPORATION, a
                                             Nevada corporation


                                             By: /s/ Carol W. Sullivan
                                                 ---------------------
                                             Name: Carol W. Sullivan
                                             Title: Sr. Vice President

                                                                      "Maker"

                                             FINOVA CAPITAL CORPORATION, a
                                             Delaware corporation


                                             By: _____________________________
                                                 Name: Roger Schroeder
                                                 Title: Vice President

                                                                      "Lender"

State of Nevada     )
                    )
County of Clark     )

      This instrument was acknowledged before me on January 3, 2002, by Carol W. Sullivan, as Sr. V.P., of PREFERRED EQUITIES CORPORATION, a Nevada corporation, on behalf of the corporation.


                                                       Syonja L. Garcia
                                               ---------------------------------
                                                               Notary


                                               (My commission expires: 8-24-04)



State of Arizona    )
                    )
County of Maricopa  )


      This instrument was acknowledged before me on January 4, 2002, by Roger D. Schroeder as Vice President of FINOVA CAPITAL CORPORATION, a Delaware corporation, on behalf of the corporation.


                                                       Bonnie J. Fenimore
                                               ---------------------------------
                                                               Notary


                                               (My commission expires: January
                                                   12, 2005)

                      AMENDMENT NO. 6 TO PROMISSORY NOTE
                                [TOWERS LOBBY]

          THIS AMENDMENT NO. 6 TO PROMISSORY NOTE [TOWERS LOBBY] (this "Amendment") entered into as of this 3 day of January, 2002, between PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), is made with reference to the following:

                                R E C I T A L S

          Maker previously executed and delivered to Lender a Promissory Note dated December 13, 1995, in the original principal amount of $700,000.00 (the "Original Towers Note") to evidence the Loan (the "Towers Loan") made pursuant to the terms of that Amendment No. 13 to Amended and Restated Loan and Security Agreement dated December 13, 1995, between Maker and Lender (said Amended and Restated Loan and Security Agreement, as so amended, the "Original Loan Agreement").

          Maker and Lender previously entered into an Amendment No. 1 to Promissory Note which, among other things, increased the principal amount of the Original Towers Note to $1,286,126.00.

          Maker and Lender previously entered into an Amendment No. 2 to Promissory Note which, among other things, provided for a reduction of the interest rate applicable to the unpaid principal balance under the note.

          Maker and Lender previously entered into an Amendment No. 3 to Promissory Note which extended the maturity date under the note.

          Maker and Lender previously entered into an Amendment No. 4 to Promissory Note which further extended the maturity date under the note.

          Maker and Lender previously entered into an Amendment No. 5 to Promissory Note which further extended the maturity date and increased the interest rate payable thereunder (said Original Towers Note, as so amended up to the date hereof and as hereinafter amended, the "Towers Note").

          On even date herewith, the Maker and Lender have entered into a Letter Agreement (the "Loan Amendment"). The Loan Amendment provides, among other things, for an amendment to the maturity date of the Towers Note. The Original Loan Agreement, as amended by the Loan Amendment and all other amendments executed prior to the date hereof, and as the same may, in the future, be amended and restated, is called the "Loan Agreement". All capitalized terms used in this Amendment, which are defined in the Loan Agreement, shall have the same meaning and definition when used herein.

          NOW, THEREFORE, in consideration of these Recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Lender and Maker agree as follows:

               1. Notwithstanding anything to the contrary contained in the Towers Note, the Maker agrees that, if not sooner paid, the entire unpaid principal balance of the Towers Note, together with all accrued and unpaid interest and fees payable thereunder, shall be due and payable, in full, to the Lender on February 28, 2002 (the "Maturity Date").

               2. Maker hereby ratifies and confirms the Towers Note, as amended hereby, in all respects; and, as amended hereby, the terms thereof shall remain in full force and effect. This Amendment may be attached to and shall form a part of the Towers Note for all purposes.

          IN WITNESS WHEREOF, this instrument is executed as of the date and year first above written.

                                             PREFERRED EQUITIES CORPORATION, a
                                             Nevada corporation


                                             By: /s/ Carol W. Sullivan
                                                 ------------------------------
                                                 Name: Carol W. Sullivan
                                                 Title: Sr. Vice President

                                                                         "Maker"

                                             FINOVA CAPITAL CORPORATION, a
                                             Delaware corporation


                                             By: /s/ Roger Schroeder
                                                 ------------------------------
                                                 Name: Roger Schroeder
                                                 Title: VP

                                                                        "Lender"

State of Nevada     )
                    )
County of Clark     )

      This instrument was acknowledged before me on January 3, 2002 by Carol W. Sullivan, as Sr. V.P., of PREFERRED EQUITIES CORPORATION, a Nevada corporation, on behalf of the corporation.


                                                    Syonja L. Garcia
                                              ----------------------------------
                                                             Notary


                                              (My commission expires: 8-24-04)



State of Arizona    )
                    )
County of Maricopa  )


      This instrument was acknowledged before me on January 4, 2002 by Roger D. Schroeder, as Vice President of FINOVA CAPITAL CORPORATION, a Delaware corporation, on behalf of the corporation.


                                                    Bonnie L. Fenimore
                                              ----------------------------------
                                                             Notary


                                              (My commission expires: Jan 12,
                                                  2005)